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                                                                    EXHIBIT 99.4

                                                                  EXECUTION COPY


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                            Administration Agreement


                                     between


                        Education Funding Capital I, LLC
                                  as Depositor


                                       and


                        Education Lending Services, Inc.
                                as Administrator


                           dated as of October 1, 2003


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                                            Administration Agreement (Depositor)

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                                Table of Contents

                                                                            Page

SECTION 1.   DEFINITIONS.......................................................1
SECTION 2.   DEPOSITOR DOCUMENTS...............................................2
SECTION 3.   TRANSFER AND SALE AGREEMENTS......................................3
SECTION 4.   OTHER DUTIES WITH RESPECT TO THE DEPOSITOR DOCUMENTS..............4
SECTION 5.   HIGHER EDUCATION ACT..............................................4
SECTION 6.   OTHER ADMINISTRATIVE SERVICES.....................................4
SECTION 7.   EXCEPTIONS........................................................6
SECTION 8.   EMPLOYEES; OFFICES................................................6
SECTION 9.   NON-MINISTERIAL MATTERS...........................................6
SECTION 10.  COMPENSATION......................................................6
SECTION 11.  REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR...................7
SECTION 12.  REPRESENTATIONS AND WARRANTIES OF THE ADMINISTRATOR...............8
SECTION 13.  TERM..............................................................9
SECTION 14.  OBLIGATION TO SUPPLY INFORMATION..................................9
SECTION 15.  LIABILITY OF ADMINISTRATOR........................................9
SECTION 16.  MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF,
             THE ADMINISTRATOR................................................10
SECTION 17.  ADMINISTRATOR DEFAULT............................................10
SECTION 18.  APPOINTMENT OF SUCCESSOR.........................................12
SECTION 19.  RELIANCE ON INFORMATION OBTAINED FROM THIRD PARTIES..............12
SECTION 20.  NOTICES..........................................................12

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SECTION 21.  AMENDMENT........................................................13
SECTION 22.  ASSIGNMENT.......................................................13
SECTION 23.  INDEPENDENCE OF ADMINISTRATOR....................................13
SECTION 24.  NO JOINT VENTURE.................................................13
SECTION 25.  OTHER ACTIVITIES OF ADMINISTRATOR................................13
SECTION 26.  NO PETITION......................................................13
SECTION 27.  LIMITED RECOURSE.................................................14
SECTION 28.  GOVERNING LAW....................................................14
SECTION 29.  ENTIRE AGREEMENT.................................................14
SECTION 30.  SUCCESSORS; COUNTERPARTS.........................................14
SECTION 31.  CAPTIONS.........................................................14

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                            Administration Agreement

     This Administration Agreement (this "Administration Agreement") is made as of October 1, 2003 between Education Funding Capital I, LLC, a Delaware limited liability company (the "Depositor") and Education Lending Services, Inc., a Delaware corporation, as administrator (the "Administrator") under the circumstances set forth below. (Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture of Trust dated as of October 1, 2003 (the "Indenture") among Education Funding Capital Trust-III, Fifth Third Bank, as indenture trustee and Fifth Third Bank, as trust eligible lender trustee.)

                                    Recitals

     A. The Depositor is engaged in the acquisition from the Seller of Financed Student Loans.

     B. Pursuant to the Basic Documents to which the Depositor is a party (collectively, the "Depositor Documents"), the Depositor is obligated to perform certain duties and responsibilities under the Depositor Documents and in connection with the assets and obligations thereunder.

     C. The Depositor has requested that the Administrator provide advice and assistance to the Depositor and perform various services for and duties of the Depositor, including the duties and responsibilities of the Depositor under the Depositor Documents and in connection with the assets and obligations thereunder.

     D. The Depositor desires to avail itself of the experience, advice and assistance of the Administrator and to have the Administrator perform various financial, statistical, accounting and other services for and duties of the Depositor, and the Administrator has the capacity and is willing to furnish such services on the terms and conditions set forth herein.

     Now Therefore, in consideration of the mutual promises and covenants set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. For all purposes of this Administration Agreement, the following terms shall have the following meanings:

     "Affiliate" shall mean any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Administrator or the Depositor. For purposes of this definition, "control" means the power to direct management and policies of such Person,

                                            Administration Agreement (Depositor)

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directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     "Payment Date" shall mean the last Business Day of each calendar month.

     Section 2. Depositor Documents. The Administrator shall cause the duties and responsibilities of the Depositor under the Depositor Documents to be performed, including but not limited to the actions set forth below. The Administrator shall advise the Depositor when action by the Depositor is necessary to comply with the Depositor's duties under the Depositor Documents and the agreements relating thereto. The Administrator shall prepare for execution, if required, by the Depositor or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Depositor to prepare, file or deliver pursuant to the Depositor Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action, including but not limited to, the following:

     (a) obtaining and preserving the Depositor's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Depositor Documents;

     (b) arranging for the delivery of any opinions of counsel and certificates of officers of the Depositor and other statements required under the relevant provisions of the Depositor Documents;

     (c) monitoring the Depositor's obligations as to the satisfaction and discharge of the Depositor Documents and preparing any certificates of officers of the Depositor and obtaining any opinions of counsel required in connection therewith;

     (d) taking such actions as may be required of the Depositor under the Depositor Documents upon the occurrence and continuance of an event of default thereunder;

     (e) preparing and, after execution by the Depositor, filing with the Commission and any applicable State agencies, documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies;

     (f) taking such actions as may be required of the Depositor under any agreement between the Depositor and other parties relating to the Depositor Documents;

     (g) pursuant to the Master Servicing Agreement, providing to the Master Servicer (or the Master Servicer's bailee) from time to time, as necessary, and requiring that the Master Servicer (or the Master Servicer's bailee) maintain physical custody and possession of, documentation and information relating to Student Loans

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          transferred to the Depositor and, on and after each applicable date on which Student Loans are to be purchased (the "Loan Purchase Date"), Student Loans sold and transferred to the Depositor on each such Loan Purchase Date, including the documents evidencing such Student Loans and such additional documentation or information relating to such Student Loans as is reasonably required for the Student Loans to be properly serviced by the Master Servicer;

     (h) cause to be paid to the Seller on behalf of the Depositor solely from funds of the Depositor all amounts to be paid by the Depositor pursuant to the Transfer and Sale Agreements;

     (i) promptly after each Loan Purchase Date, providing the Master Servicer with all information as may be required under the Master Servicing Agreement;

     (j) causing to be paid to the Master Servicer on behalf of the Depositor solely from funds of the Depositor the Master Servicing Fee;

     (k) performing all audits of records and accounts that the Depositor from time to time may be permitted or required to perform under the Master Servicing Agreement;

     (l) preparing all other documents, reports, filings, instruments, certificates and opinions as it is the duty of the Depositor to prepare, file or deliver pursuant to the Depositor Documents; and

     (m) in the event of the default of the Master Servicer under the Master Servicing Agreement, or default of any other party to any other Depositor Document, taking all reasonable steps available to enforce the Depositor's rights under such documents in respect of such default.

     Section 3. Transfer and Sale Agreements. The Administrator shall take the actions necessary to cause the duties of the Depositor to be carried out under the provisions of Transfer and Sale Agreements entered into by the Depositor. The Administrator also shall enforce the rights of the Depositor under the applicable provisions of such Transfer and Sale Agreements to require the Seller to repurchase certain Student Loans that have been transferred to the Depositor, including but not limited to providing notice to the Master Servicer of each such repurchase request, endorsing to the Master Servicer each Student Loan to be repurchased by the Seller and taking all other actions necessary to enforce the Depositor's rights of recourse against the Seller.

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     Section 4.  Other Duties with Respect to the Depositor Documents.

     (a) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Depositor or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Depositor to prepare, file or deliver pursuant to the Depositor Documents, and shall take all appropriate action that it is the duty of the Depositor to take pursuant to the Depositor Documents. The Administrator shall administer, perform or supervise the performance of such other activities in connection with the Depositor Documents as the Depositor is obligated to perform and are not covered by any of the foregoing provisions and as are reasonably within the capability of the Administrator.

     (b) In carrying out the foregoing duties or any of its other obligations under this Administration Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Administrator's opinion, no less favorable to the Depositor than would be available from unaffiliated parties.

     Section 5. Higher Education Act. The Administrator shall take all actions that are necessary to cause the Depositor to comply with the requirements of the Act and the applicable Guaranty Agencies with respect to Student Loans originated under the Act.

     Section 6. Other Administrative Services. The Depositor hereby authorizes the Administrator, as its agent, to perform, and the Administrator hereby agrees to perform, all administrative services necessary or desirable in connection with the Depositor's existence as a bankruptcy-remote special purpose entity holding the assets described hereunder, including but not limited to the following:

     (a) subject to the directions of the authorized representatives of the Depositor, carrying out and performing the day-to-day business activities of the Depositor;

     (b) providing, or causing to be provided, all clerical and bookkeeping services necessary and appropriate for the Depositor, including, without limitation, the following services:

          (i) maintaining general accounting records of the Depositor, and preparing for audit such periodic financial statements as may be necessary or appropriate;

          (ii) maintaining records of deposit accounts of the Depositor established under the Depositor Documents or otherwise, authorizing withdrawals from such accounts on behalf of the Depositor and taking all other actions on behalf of the Depositor as may be necessary with respect to such accounts;

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          (iii)  (A) preparing for execution by the Depositor and causing to be filed on behalf of the Depositor such income, franchise or other tax returns of the Depositor as shall be required to be filed by applicable law, and (B) causing to be paid by the Depositor, solely out of funds of the Depositor, any taxes required to be paid by the Depositor by applicable law;

          (iv) assisting in preparing for execution by the Depositor amendments to and waivers under the Depositor Documents and any other documents or instruments deliverable by the Depositor thereunder or in connection therewith;

          (v) holding, maintaining and preserving executed copies of the Depositor Documents (to the extent applicable) and other documents or instruments executed by the Depositor thereunder or in connection therewith;

          (vi) assisting in giving such other notices, consents and other communications that the Depositor may from time to time be required or permitted to give under any of the Depositor Documents or other documents executed by the Depositor thereunder or in connection therewith;

          (vii) facilitating the annual audit of the financial statements of the Depositor; and

          (viii) taking such other actions as may be incidental or reasonably necessary to accomplish the actions of the Administrator authorized under this subsection (b).

     (c) assisting the Depositor in carrying out the investment and reinvestment of the funds of the Depositor in accordance with the investment policies adopted by the Depositor from time to time;

     (d) preparing or updating any offering memorandum in connection with the performance by the Depositor through the Administrator of its obligations under the Depositor Documents or other documents executed thereunder or in connection therewith; and

     (e) undertaking such other administrative services as may be required by the Depositor.

     If the Administrator or the Depositor deems it necessary or desirable, any of the foregoing administrative services may be subcontracted by the Administrator. Costs and expenses associated with such subcontracting incurred by the Administrator shall be paid by the Depositor in accordance with Section 10 hereof.

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     Section 7.  Exceptions. Notwithstanding anything to the contrary in this
Administration Agreement, the Administrator shall not be obligated to, and shall not take any action that the Depositor directs the Administrator not to take on the Depositor's behalf.

     Section 8. Employees; Offices. All services to be furnished by the Administrator under this Administration Agreement may be furnished by an officer or employee of the Administrator or any other Person or agent designated or retained by the Administrator.

     The Administrator agrees to provide office space, together with appropriate materials and any necessary support personnel, for performing the day-to-day business activities of the Depositor, all for the compensation provided in
Section 10 hereof.

     Section 9. Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Depositor of the proposed action and the Depositor shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

     (a) the initiation of any claim or lawsuit by the Depositor and the compromise of any action, claim or lawsuit brought by or against the Depositor (other than in connection with the collection of the Student Loans); or

     (b)  the amendment, change or modification of the Depositor Documents;

     Section 10. Compensation. Subject to Section 4.07 of the Indenture, on each Payment Date, the Depositor shall pay to the Administrator, as compensation for its services specified hereunder, a fee in the amount of 0.01% (on a per annum basis) of the average principal balance of the Financed Student Loans during the preceding calendar month. If at any time the Depositor requests the Administrator to perform any additional services not specified hereunder, the Depositor shall pay the Administrator such additional fees in respect thereof as shall be agreed to by the Depositor and the Administrator. The Depositor agrees to reimburse the Administrator for all reasonable expenses, disbursements and advances incurred or made by the Administrator in connection with the performance of this Administration Agreement, including, but not limited to, the fees and expenses of subcontracting, any independent accountants and outside counsel, which reimbursement shall relate to amounts incurred in a calendar month and shall be payable by the Depositor to the Administrator on the next succeeding Payment Date. In addition, to the extent that any officers of the Depositor are also officers of the Administrator, the Depositor shall also pay to the Administrator a management fee in order for the Administrator to compensate such officers for their services for the Depositor.

     The Depositor and the Administrator agree that payments to the Administrator shall be made out of the general funds of the Depositor and not out of any funds held under the Indenture.

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     Section 11. Representations and Warranties of the Depositor. The Depositor
makes the following representations:

     (a) Organization and Good Standing. The Depositor is duly organized and validly existing with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b) Power and Authority. The Depositor has the power and authority to execute and deliver this Administration Agreement and to carry out its terms, and the execution, delivery and performance of this Administration Agreement have been duly authorized by the Depositor by all necessary action.

     (c) Binding Obligation. This Administration Agreement constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

     (d) No Violation. The consummation of the transactions contemplated by this Administration Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the Certificate of Formation or the Limited Liability Company Agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it or its properties are bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the knowledge of the Depositor, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

     (e) No Proceedings. There are no proceedings or investigations pending against the Depositor or, to its best knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Administration Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Administration Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Administration Agreement.

     (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other governmental instrumentality required to be obtained, effected or given by the Depositor in connection with the execution and delivery by the Depositor of this Administration Agreement and the performance

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by the Depositor of the transactions contemplated by this Administration
Agreement have been duly obtained, effected or given and are in full force and effect.

     Section 12. Representations and Warranties of the Administrator. The Administrator makes the following representations:

     (a) Organization and Good Standing. The Administrator is duly organized and validly existing with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b) Power and Authority. The Administrator has the power and authority to execute and deliver this Administration Agreement and to carry out its terms, and the execution, delivery and performance of this Administration Agreement have been duly authorized by the Administrator by all necessary corporate action.

     (c) Binding Obligation. This Administration Agreement constitutes a legal, valid and binding obligation of the Administrator enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

     (d) No Violation. The consummation of the transactions contemplated by this Administration Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the Articles of Incorporation or By-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it or its properties are bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

     (e) No Proceedings. There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Administration Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Administration Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Administration Agreement.

     (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other governmental instrumentality required to be obtained, effected or given by the Administrator in connection

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with the execution and delivery by the Administrator of this Administration
Agreement and the performance by the Administrator of the transactions contemplated by this Administration Agreement have been duly obtained, effected or given and are in full force and effect.

     Section 13. Term. Subject to the terms hereof, the Administrator may resign at any time. The Administrator or the Depositor may terminate this Administration Agreement upon at least 45 days' written notice to the other party.

     Section 14. Obligation to Supply Information. The Depositor shall prepare and supply, or cause the other parties to the Depositor Documents to prepare and supply, the Administrator with such information regarding the performance of the Depositor Documents as the Administrator may from time to time reasonably request in connection with the performance of its obligations hereunder.

     Section 15. Liability of Administrator. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Administration Agreement.

     The Administrator shall indemnify, defend and hold harmless the Depositor, and any of the officers, directors, employees and agents of the Depositor, from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that any such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Depositor through, the gross negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Administration Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder. The Depositor shall notify the Administrator promptly of any claim for which it may seek indemnity. The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Depositor after it has assumed such defense.

     For purposes of this Section 15, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 18 hereof) pursuant to Section 13 hereof or the resignation by such Administrator pursuant to this Administration Agreement, unless the Depositor elects not to appoint a successor Administrator, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 18 hereof.

     Indemnification under this Section 15 shall survive the termination of this Administration Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator has made any indemnity payments pursuant to this Section 15 and the Depositor thereafter collects any of such amounts from others, the Depositor promptly shall repay such amounts to the Administrator, without interest.

     Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Depositor except as provided under this Administration Agreement for

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any action taken or for refraining from the taking of any action pursuant to this Administration Agreement or for errors in judgment; provided, however, that these provisions shall not protect the Administrator or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Administration Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     Except as provided in this Administration Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties hereunder and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Administration Agreement, the Depositor Documents and the rights and duties of the parties to this Administration Agreement and the Depositor Documents.

     Section 16. Merger or Consolidation of, or Assumption of the Obligations of, the Administrator. Any Person (a) into which the Administrator may be merged or consolidated, (b) that may result from any merger or consolidation to which the Administrator shall be a party or (c) that may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any documents or any further act by any of the parties to this Administration Agreement; provided, however, that the Administrator hereby covenants that, if the surviving Administrator is other than Education Lending Services, Inc. or an Affiliate, it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator executes an agreement of assumption to perform every obligation of the Administrator under this Administration Agreement and (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 12 hereof has been breached and no Administrator Default (as defined in Section 17 hereof), and no event that, after notice or lapse of time, or both, would become an Administrator Default has occurred and is continuing. Anything in this
Section 16 to the contrary notwithstanding, the Administrator may at any time assign its rights, obligations and duties under this Administration Agreement to an Affiliate.

     Section 17. Administrator Default. The occurrence and continuance of any one of the following events shall constitute an "Administrator Default":

     (a) any failure by the Administrator duly to observe or to perform in any material respect any covenant or agreement of the Administrator set forth in this Administration Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure has been given to the Administrator by the Depositor;

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     (b)  (i) having entered involuntarily against it an order for relief under the federal bankruptcy laws or any similar state or federal law, (ii) not paying, or admitting in writing its inability to pay, its debts generally as they become due or suspending payment of its obligations,
          (iii) making an assignment for the benefit of creditors, (iv) applying for, seeking, consenting to, or acquiescing in, the appointment of a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property, (v) instituting any proceeding seeking to have entered against it an order for relief under the federal bankruptcy laws or any similar state or federal law to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshaling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization, or relief of debtors or failing to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) failing to contest in good faith any appointment or proceeding described in Section 17(c) hereof or (vii) taking any action in furtherance of any of the foregoing purposes; or

     (c) the appointment of a custodian, receiver, trustee, conservator, liquidator or similar official for the Administrator or any substantial part of the property of the Administrator, or the institution of a proceeding described in Section 17(b)(v) hereof against the Administrator, which appointment continues undischarged or which proceeding continues undismissed or unstayed for a period of 60 or more days.

     In the case of any Administrator Default, so long as such Administrator Default has not been remedied, the Depositor shall, by written notice to the Administrator of such Administrator Default, terminate all of the rights and obligations (other than the obligations set forth in Section 15 hereof) of the Administrator under this Administration Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Administration Agreement shall, without further action, be carried out by the Depositor or shall pass to and be vested in such successor Administrator as may be appointed under Section 18 hereof; and, without limitation, the Depositor is hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Administration Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Administration Agreement to reflect such succession as Administrator pursuant to this Section 17 shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses.

                                       11
                                            Administration Agreement (Depositor)

     Section 18. Appointment of Successor.

     (a)  Upon receipt by the Administrator of notice of termination pursuant to
Section 13 hereof, or the resignation by the Administrator in accordance with the terms of this Administration Agreement, the predecessor Administrator shall continue to perform its functions as Administrator under this Administration Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the date a successor Administrator is appointed by the Depositor. In the event of the termination or resignation hereunder of the Administrator, the Depositor may appoint a successor Administrator. Any such successor Administrator shall accept its appointment by a written assumption.

     (b) Upon appointment, the successor Administrator shall be the successor in all respects to the predecessor Administrator and shall be subject to all of the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to payment of compensation in accordance with the terms of this Administration Agreement, or such other terms as are agreed to by the Depositor, and all of the rights granted to the predecessor Administrator by the terms and provisions of this Administration Agreement.

     Section 19. Reliance on Information Obtained from Third Parties. The Depositor recognizes that the accuracy and completeness of the records maintained and the information supplied by the Administrator hereunder is dependent upon the accuracy and completeness of the information obtained by the Administrator from the parties to the Depositor Documents and other sources and the Administrator shall not be responsible for any inaccuracy in the information so obtained or for any inaccuracy in the records maintained by the Administrator hereunder that may result therefrom.

     Section 20. Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon either party hereto shall be in writing (including by facsimile transmission) and shall be personally delivered or sent by guaranteed overnight delivery or by facsimile transmission (to be followed by personal or guaranteed overnight delivery) and shall be deemed to be given for purposes of this Administration Agreement on the date that such writing is received by the intended recipient thereof in accordance with the provisions of this Section 20. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this
Section 20, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties thereto at their respective addresses as follows:

                                       12
                                            Administration Agreement (Depositor)

          The Depositor:
                        Education Funding Capital I, LLC
                        6 East Fourth Street
                        Suite 300A
                        Cincinnati, Ohio 45202
                        Attention: Michael Shaut

          The Administrator:
                        Education Lending Services, Inc.
                        6 East Fourth Street
                        Suite 300
                        Cincinnati, Ohio 45202
                        Attention: Perry Moore

     Section 21. Amendment. This Administration Agreement may be amended in writing by the Administrator and the Depositor.

     Section 22. Assignment. Except as provided in Section 16 hereof or as contemplated by the Indenture, this Administration Agreement may not be assigned by either party hereto without the prior written consent of the other party.

     Section 23. Independence of Administrator. For all purposes of this Administration Agreement, the Administrator shall be an independent contractor. Unless expressly authorized by the Depositor, the Administrator shall have no authority to act for or represent the Depositor in any way and shall not otherwise be deemed an agent of the Depositor.

     Section 24. No Joint Venture. Nothing contained in this Administration Agreement shall constitute the Depositor and the Administrator as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity or shall be deemed to confer on either of them any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

     Section 25. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other business or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Depositor.

     Section 26. No Petition. The Administrator covenants and agrees that, notwithstanding the termination of this Administration Agreement, the Administrator will not institute against, or join in instituting against, the Depositor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law ordering the winding up or liquidation of the Depositor's affairs or appointing a receiver, liquidator, trustee, or other similar official, of the Depositor or any

                                       13
                                            Administration Agreement (Depositor)
substantial part of its property, for one year and a day after the termination of this Administration Agreement. This Section 26 shall survive the termination of this Administration Agreement.

     Section 27. Limited Recourse. Notwithstanding anything to the contrary contained herein, the obligations of the Depositor hereunder shall not be recourse to the Depositor (or any Person acting on behalf of the Depositor or any affiliate, officer or director of the Depositor), other than to (a) any assets of the Depositor not pledged to third parties or otherwise encumbered in a manner permitted by the Depositor's Certificate of Formation and the Limited Liability Company Agreement. The Administrator agrees that to the extent such funds are insufficient or unavailable to pay any amounts owing to the Administrator from the Depositor pursuant to this Administration Agreement, it shall not constitute a claim against the Depositor.

     Section 28. Governing Law. This Administration Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to its conflict of law provisions.

     Section 29. Entire Agreement. This Administration Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements and understandings between the parties.

     Section 30. Successors; Counterparts.

     (a) This Administration Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of each of the Depositor and the Administrator.

     (b) This Administration Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which taken together shall constitute one and the same instrument.

     Section 31. Captions. The captions in this Administration Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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                                       14
                                            Administration Agreement (Depositor)

     IN WITNESS WHEREOF, the parties hereto have caused this Administration Agreement to be executed as of the day and year first above written.

                                        Education Funding Capital I, LLC


                                        By:  /s/ Perry D. Moore
                                           -------------------------------------
                                        Name: Perry D. Moore
                                        Title: Senior Vice President-Finance


                                        Education Lending Services, Inc.,
                                        as Administrator


                                        By:  /s/ Perry D. Moore
                                           -------------------------------------
                                        Name: Perry D. Moore
                                        Title: Senior Vice President-Finance


                                            Administration Agreement (Depositor)